Exhibit (10.2)

                               THE "DIRECTION 2000" EXECUTIVE INCENTIVE PLAN
                               ---------------------------------------------

                                                     1994
                                                     ----



OBJECTIVE                     The objective of the "Direction 2000" Executive
- - ---------                     Incentive Plan is to reward executives
                              for adding value to the Corporation by providing a return that is above the cost of capital, with increasing revenues and improving performance over time.

TERM OF THE PLAN              Beginning January 1, 1993, the "Direction 2000"
- - ----------------              Plan is an eight year plan (to the year
                              2000) with annual payments. Business year 1994 is the second performance period of the eight year plan term.

PARTICIPATION                 All corporate executives grade 23 and above, plus
ELIGIBILITY                   Division Presidents.
- - -----------

PAYOUT                        Participants must be employees of the company,
ELIGIBILITY                   an affliate or a subsidiary at the end of each
- - -----------                   plan year to receive payout from this plan.
                              An appropriate proration of earned awards may be made in case of death, disability, retirement, hire or transfer during the year.

INCENTIVE TARGET              The 1994 Incentive Target by grade is shown
- - ----------------              in Attachment 1.  This Target will be
                              adjusted annually, based on competitive data.

                              The Incentive Target will be prorated for participants gaining or losing eligibility, or for changes in grade during each year of the plan term.

TOTAL PAYOUT                  Payout under the "Direction 2000" Executive
DETERMINATION                 Incentive Plan consists of two components, each
- - -------------                 of which is 50% weighting in 1994:

                              ROTC Improvement Component - rewards for the
                              --------------------------
                              degree to which ROTC has improved relative to expectations for the business, as indicated by the following Business Track:

                              YEAR  1993  1994  1995  1996  1997  1998 1999 2000
                              --------------------------------------------------
                              % ROTC 9.5  11.1  11.8  12.0  12.0  12.0 12.0 12.0

                              The payout for this component is determined from the table in Attachment 2.

                              High Performance Component - rewards for achieving
                              --------------------------
                              higher levels of ROTC while increasing revenues over the previous year. The payout is determined from the matrix in Attachment 3.

                              In the first calendar year following the year when 12% ROTC has been attained, the weighting will change to 30% Improvement and 70% High Performance.

                              The sum of these two components produces a Mead
                                                                         ----
                              Performance Factor (MPF) which is a measure of the
                              -----------------------
                              degree to which the performance relative to the Business Track has been achieved. The MPF is multiplied by a Competitive Industry Factor
                              (CIF) to determine the final payout.
                              The CIF is determined as:

                              Competitive    = Mead ROTC       X Mead ROTC
                                               ----------------  -------------
                              Industry Factor  All Industry      Forest Products
                                                  ROTC                ROTC

                              The incentive payout is determined as:

                              Incentive      = Incentive  X  MPF  X  CIF
                              Payout           Target

ADMINISTRATION                The Plan is administered by the Compensation
- - --------------                Committee of the Board.  The Compensation
                              Committee has delegated administration to the Corporate Vice President, Human Resources.

ACCOUNTING                    Payout will be estimated periodically and
FOR PAYOUT                    Corporate Aaccounting will provide a cumulative
- - ----------                    accrual over the term of the plan.

                              Approved incentive checks will be prepared by Corporate payroll at time of payout. Payout will be charged against the Corporate Accrual Account.

RECOMMENDATIONS               The Compensation Committee reviews and approves
AND APPROVAL                  total funding and individual payouts under the
- - ------------                  plan, and the amount, use and replenishment of any
                              reserve funds.

                              The CEO and COO recommend all individual payouts to the Compensation Committee of the Board of Directors for approval. Payout for the CEO and COO is recommended to the Board of Directors by the Compensation Committee.

                              Form of payout will be determined by the Compensation Committee. Payout to those executive officers named in the proxy will be delivered as 100% restricted stock. Payout to the other participants will be 30% cash and 70% restricted stock (with a 3-year vesting period).

RESERVED RIGHTS               The Mead Corporation reserves the right to alter,
- - ---------------               amend, suspend or terminate any or all provisions
                              of this "Direction 2000" Executive Incentive
                              Plan, except such actions shall neither inhibit
                              nor hinder the rights of any individual with
                              respect to earned and credited awards which have
                              been deferred.  Designation of a position as
                              eligible for participation neither guarantees
                              the individual a right to an incentive payment nor
                              a right to continued employment.

                                                                S. C. Mason
                                                        ------------------------
                                                                  Approved

                                                                July 15, 1994
                                                        ------------------------
                                                                    Date

                                                                Attachment 1





                THE "DIRECTION 2000" EXECUTIVE INCENTIVE PLAN
                ---------------------------------------------

                                PAYOUT TARGETS
                                --------------

                                     1994





                 Grade                       Incentive Target
                 -----                       ----------------

                  33                             $510,400
                  32                              422,400
                  31                              348,700
                  30                              289,600
                  29                              243,800
                  28                              201,700
                  27                              166,500
                  26                              136,600
                  25                              113,700
                  24                               91,300
                  23                               71,400
                  22                               52,900

                                                                    Attachment 2

This graph illustrates the payout for the ROTC Improvement Component that is tabularized on the right. The line plots the relationship between 1994 ROTC performance (on the X-axis) versus the incentive payout as a percent of the target (on the Y-axis) for this component. The resulting payout line is non-linear, with zero payout at or below 8.1% ROTC, rising to 50% of target incentive at 11.1% ROTC, and rising at increasing increments for performance above 11.1% ROTC.

                                      Attachment 3

                    Mead "Direction 2000" Executive Incentive Plan
                    ----------------------------------------------
                                 High Performance Matrix
                                 -----------------------

            (%'s Indicate Payout Under High Performance Component of Plan)

                  4.0%   5.0%      6.0%      7.0%      8.0%      9.0%     10.0%     11.0%     12.0%     13.0%    14.0%  15.0%

         18%       17%    22%       27%       35%       44%       55%       69%       86%      107%      133%     166%   205%    18%
         17%       16%    20%       26%       32%       41%       51%       64%       80%      100%      124%     154%   191%    17%
         16%       15%    19%       24%       30%       38%       47%       59%       74%       93%      115%     143%   177%    16%
         15%       14%    17%       22%       28%       35%       44%       55%       69%       86%      107%     133%   165%    15%
         14%       13%    16%       20%       26%       32%       41%       51%       64%       80%       99%     123%   153%    14%
         13%       12%    15%       19%       24%       30%       38%       47%       59%       74%       92%     114%   142%    13%
         12%       11%    14%       18%       22%       28%       35%       44%       55%       68%       85%     106%   131%    12%
         11%       10%    13%       16%       20%       26%       32%       41%       51%       63%       79%      98%   121%    11%
         10%        9%    12%       15%       19%       24%       30%       38%       47%       59%       73%      91%   112%    10%
Change    9%        9%    11%       14%       18%       22%       28%       35%       43%       54%       67%      84%   104%     9%
  In      8%        8%    10%       13%       16%       20%       26%       32%       40%       50%       62%      77%    96%     8%
Revenue   7%        7%     9%       12%       15%       19%       24%       30%       37%       46%       57%      71%    88%     7%
          6%        7%     9%       11%       14%       17%       22%       27%       34%       43%       53%      66%    82%     6%
          5%        6%     8%       10%       13%       16%       20%       25%       31%       39%       49%      61%    75%     5%
          4%        6%     7%        9%       12%       15%       18%       23%       29%       36%       45%      56%    69%     4%
          3%        5%     7%        9%       11%       14%       17%       21%       27%       33%       41%      51%    64%     3%
          2%        5%     6%        8%       10%       12%       16%       20%       24%       30%       38%      47%    58%     2%
          1%        4%     6%        7%        9%       11%       14%       18%       22%       28%       35%      43%    54%     1%
          0%        4%     5%        7%        8%       10%       13%       16%       21%       26%       32%      40%    49%     0%
         -1%        4%     5%        6%        8%       10%       12%       15%       19%       24%       29%      36%    45%    -1%
         -2%        3%     4%        6%        7%        9%       11%       14%       17%       22%       27%      33%    41%    -2%

                  4.0%   5.0%      6.0%      7.0%      8.0%      9.0%     10.0%     11.0%     12.0%     13.0%    14.0%  15.0%

                                         Return on Total Capital